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                                                                Exhibit 10.4

                            ASSIGNMENT OF TRADEMARKS

     DANMARK, INC. d/b/a DMI, a Maine corporation, having an address at
                     (hereinafter "ASSIGNOR") is the owner of all right, title and interest in and to the trademarks listed in Schedule A hereto (hereinafter referred to as "THE SAID MARKS"), including the goodwill associated with the said marks, as well as all applications and registrations for the said marks, including but not limited to those registered or otherwise filed, allowed or published in the United States Patent and Trademark Office or the appropriate Canadian trademark office, as the case may be, as more specifically set forth on the attached Schedule A (collectively, the "Applications and Registrations"); and



     WHEREAS, TRENDIRECT MARKETING, INC., a Delaware corporation, having an address at 3635 Boardman Canfield Drive, Canfield, Ohio 44406 (hereinafter "ASSIGNEE") is desirous of acquiring any and all rights that Assignor may have in and to the said marks and the Applications and Registrations, together with the goodwill of the business in connection with which the said marks are used and which is symbolized by the said marks, along with the right to recover for damages and profits for past infringements thereof;

     NOW, THEREFORE, for the good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign unto Assignee all right, title and interest in and to the said marks and the Applications and Registrations therefor for the United States and/or Canada, as the case may be, and throughout the world together with the goodwill of the business in connection with which the said marks are used and which is symbolized by the said marks, along with the right to recover for damages and profits for past infringements thereof;

     Assignor agrees to execute and deliver at the request of the Assignee, all papers, instruments, and assignments, and to perform any other reasonable acts the Assignee may require in order to vest all Assignor's rights, title, and interest in and to the said marks in the Assignee and/or to provide evidence to support any of the foregoing in the event such evidence is deemed necessary by the Assignee, to the extent such evidence is in the possession or control of Assignor.

                                        Assignor:

                                        DANMARK, INC. d/b/a DMI

                                        By: /s/ Dan W. St. Hilaire
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